SHUTTERFLY, INC. 8-K

Exhibit 99.2

AMENDMENT NUMBER 3 TO OFFER LETTER

This Amendment Number 3 to Offer Letter (this “Amendment and Transition Agreement”) to the Offer Letter dated March 21, 2005 (the “Letter”) by and between you, Dan McCormick, and Shutterfly, Inc. (the “Company”), as amended effective December 26, 2008 and February 16, 2012 is effective as of December 10, 2015 (the “Effective Date”).

RECITALS

Whereas, you and the Company previously entered into the Letter, whereby the Company offered you employment upon certain terms and conditions;

Whereas, you and the Company previously entered into an amendment to the Letter effective as of December 26, 2008 (“Amendment Number 1”) and an amendment to the Agreement effective February 16, 2012 (“Amendment Number 2”); and

Whereas, you and the Company agree that it is advisable to amend the Letter further;

Now, Therefore, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, you and the Company hereby agree to the following:

Any capitalized terms used herein but not defined herein will have the meanings ascribed to them in the Letter, as amended.

(1)

Your service with the Company will end on February 19, 2016, unless earlier terminated by you or the Company in accordance with the Letter.

(2)

In the event of the termination of your employment by the Company without Cause (as defined in Amendment Number 1) or in the event of the termination of your employment by you for Good Reason (as defined below), in each case before February 19, 2016 (each, a “Qualifying Termination”), you will be entitled to a lump-sum cash payment equivalent to (i) the Severance, as defined in and provided under Section 1 of Amendment Number 1, (ii) plus any unpaid base salary for the period ending on the date of such termination, (iii) plus your annual bonus for 2015 if not previously paid, provided that if such Qualifying Termination occurs on or before the determination of performance for the period applicable to such bonus, such bonus will be determined based on actual performance for the full year 2015 and paid on the date that bonuses for 2015 are paid to other executives of the Company. In the event of a Qualifying Termination, such cash payment will be made to you contingent on the effectiveness of a release of claims in favor of the Company (in a form prescribed by the Company) (the “Release”) that becomes effective prior to or within twenty-eight (28) days immediately following such Qualifying Termination. Such cash payment will be made to you within two (2) business days following the effectiveness of the Release, except that the payment for your annual bonus for 2015 will be made later if the date that bonuses for 2015 are paid to other executives of the Company is after such two (2) business day period. For purposes of this Amendment and Transition Agreement, “Good Reason” means (i) a material reduction or change in your duties and responsibilities; (ii) the relocation of the Company’s corporate office at which you work by more than fifty (50) miles from its location, which materially increases your commuting distance or (iii) a material reduction in your annual compensation, including base salary and bonus.

(3)

In the event of a Qualifying Termination, then, subject to the effectiveness of the Release, you will be entitled to accelerated vesting for that portion of any unvested options or restricted stock units then held by you that would have vested over the period, if any, immediately following such termination and ending on February 19, 2016, provided that any such restricted stock units scheduled to vest based on achievement of performance during such period will vest assuming actual performance achievement.

(4)

If your service with the Company ends on February 19, 2016, in accordance with subparagraph (1) above, you will be entitled to a lump-sum cash payment equivalent to (i) two hundred thousand dollars ($200,000), (ii) plus any unpaid base salary for the period ending on such date, (iii) plus your annual bonus for 2015 if not previously paid, provided that if the determination of performance for the period applicable to such bonus occurs after February 19, 2016, such bonus will be paid on the date that bonuses for 2015 are paid to other executives of the Company. Such $200,000 cash payment will be made to you contingent on the effectiveness of a release of claims in favor of the Company (in a form prescribed by the Company) (the “Release”) that becomes effective prior to or within twenty-eight (28) days immediately following the effective date of the Release. Your unpaid salary and annual bonus will be made to you within two (2) business days following February 19, 2016, except that the payment for your annual bonus for 2015 will be made later if the date that bonuses for 2015 are paid to other executives of the Company is after such two (2) business day period.

(5)

For the avoidance of doubt, in the event of a Qualifying Termination or end of service in accordance with subparagraph (1) above, you will promptly receive (in any event within five (5) business days following your submission of appropriate documentation) reimbursement for reasonable business expenses incurred prior to the date of such Qualifying Termination or end of service.

Except as specifically set forth above, all terms and conditions of the Letter, as amended, will remain in full force and effect. This Amendment and Transition Agreement will be deemed to form an integral part of the Letter, as amended. In the event of any inconsistency or conflict between the provisions of the Letter, as amended, and this Amendment and Transition Agreement, the provisions of this Amendment and Transition Agreement will prevail and govern. For the avoidance of doubt, this Amendment and Transition Agreement does not alter the non-cash severance provided under the Letter, as amended.

This Amendment and Transition Agreement may be executed in counterparts and, upon delivery of counterparts which together show the execution by both parties hereto, will constitute one agreement which will inure to the benefit of and be binding upon the parties hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Transition Agreement to be entered into as of the Effective Date.

Dan McCormick, an individual

Dated as of:
Dan McCormick

Shutterfly, Inc.

Dated as of:	By:

Name:

Title:

EXHIBIT A

MUTUAL RELEASE OF CLAIMS

THIS MUTUAL RELEASE OF CLAIMS (this “ Release “) is entered into as of [ •; ] between Shutterfly, Inc. (the “ Company “), and [ •; ] (“ Executive “).

WHEREAS, on [ •; ] the employment of Executive with the Company terminated (the “ Termination Date “).

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, Executive and the Company hereby agree to the following.

This Release shall become effective on the Effective Date, as defined in Section 4(b) hereof, with respect to the release granted by the Executive Parties and shall become effective on the date of filing with the Securities and Exchange Commission of the Company’s Form 10-K for the year ending 12/31/2016, with respect to the release granted by the Company Parties.

(1)

In consideration of the payments to be made and the benefits to be received by Executive pursuant to the Amendment Number 3 to Offer Letter by and between Executive and the Company, dated December 9, 2015, as may be amended from time to time (the “ Amendment and Transition Agreement “), Executive, for himself and Executive’s dependents, successors, assigns, heirs, executors and administrators (and Executive’s and their legal representatives), (the “ Executive Parties “), hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and its affiliated companies and their parents, subsidiaries, affiliated corporations, partnerships, joint ventures and their successors and assigns (the “ Company Affiliated Group “), and their officers, directors, stockholders, members, employees, heirs, assigns, representatives and agents (together with the Company Affiliated Group, the “ Company Parties “), from any and all complaints, claims, charges, demands, controversies, suits, proceedings and causes of action with respect to liabilities, costs or expenses that are related to Executive’s employment or termination of employment, whether known or unknown, suspected or unsuspected, which Executive now has, may have, claimed to have, or any time had against any of the Company Affiliated Group arising prior to the Effective Date (as defined in Section 4(b) below) (collectively the “ Executive Claims “), and Executive agrees not to assert any such Executive Claims.  In consideration for the Executive’s release of the Executive Claims to the extent provided herein, the Company, for itself and the Company Parties, shall, effective on the date of filing with the Securities and Exchange Commission of the Company’s Form 10-K for the year ending 12/31/2016 (the “ Company Release Effective Date “), irrevocably and unconditionally release, acquit and forever discharge the Executive and the Executive Parties from any and all complaints, claims, charges, demands, controversies, suits, proceedings and causes of action with respect to liabilities, costs or expenses that are related to Executive’s employment or termination of employment, whether known or unknown, suspected or unsuspected, which the Company now has, may have, claimed to have, or any time had against Executive arising prior to the Effective Date (collectively, the “ Company Claims “ and, together with the Executive Claims, the “ Claims “), and the Company agrees not to assert any such Company Claims on or after the Company Release Effective Date.

a.

notwithstanding the foregoing, nothing herein shall constitute a release by Executive of any of the following:

i.

any rights he has under the Amendment and Transition Agreement or the Letter dated March 21, 2005, by and between Executive and the Company, as amended, including any right to enforce any of the terms thereof, and any rights he has under this Release, including any right to enforce the terms thereof;

ii.

any Executive Claim for payments, benefits or other entitlements, to which Executive is entitled under the terms of any medical, dental, vision, life insurance, disability insurance or other welfare benefit plan, or any accrued but unpaid compensation and reimbursement for business expenses incurred prior to the Termination Date;

iii.

any Executive Claim for indemnification Executive may have under applicable laws, under the applicable constituent documents (including bylaws and certificates of incorporation) of any of the Company Affiliated Group, under any applicable insurance policy the Company Affiliated Group may maintain, or any under any other written agreement or arrangement with any of the Company Affiliated Group, with respect to any liability, costs or expenses Executive incurs or has incurred as a director, officer or employee of any of the Company Affiliated Group;

iv. any Executive Claim Executive may have to obtain contribution as permitted by law in the event of entry of judgment against Executive as a result of any act or failure to act for which Executive and any of the Company Affiliated Group are jointly liable;

v. any Executive Claim that by law may not be released by private agreement without judicial or governmental review and approval; or

vi. any Executive Claim that arises after the Effective Date.

b. Notwithstanding the foregoing, nothing herein shall constitute a release by the Company of any of the following:

i.

any Company Claim that by law may not be released by private agreement without judicial or governmental review and approval;

ii.

any Company Claim related to fraud, embezzlement, theft of Company trade secrets or breach of the Company’s Proprietary Information and Inventions Agreement executed by Executive;

iii.

any claw back of executive compensation expressly applicable to Executive as required by law, regulation or relevant stock exchange listing rules;

iv.

any Company Claim that arises after the Effective Date; or

v.

any Company Claim that is asserted by the Company before the Company Release Effective Date.

(2)

The consideration provided to Executive for this Release is made for the purpose of settling and extinguishing all Executive Claims arising prior to the Effective Date that relate to his employment or termination of employment with the Company that Executive ever had or now may have against the Company or any of the other Company Parties to the extent provided in this Release.  The consideration provided to the Company for this Release is made for the purpose of settling and extinguishing all Company Claims arising prior to the Effective Date that relate to Executive’s employment or termination of employment with the Company that the Company ever had or now may have against Executive or any of the other Executive Parties to the extent provided in this Release.

(3)

Executive acknowledges that his waiver and release of rights and claims as set forth in this Release is in exchange for valuable consideration which he would not otherwise be entitled to receive. The Company acknowledges that its waiver and release of rights and claims as set forth in this Release is in exchange for valuable consideration which it would not otherwise be entitled to receive.

(4)

Executive further represents, agrees and acknowledges that

a.

he has been advised by the Company to consult with his own legal counsel prior to executing and delivering this Release, has had an opportunity to consult with and to be advised by legal counsel of his choice, fully understands the terms of this Release, and enters into this Release freely, voluntarily, without coercion or duress of any kind and intending to be bound;

b.

he has been given the opportunity to consider this Release for a period of at least 21 days after the Termination Date. In the event that Executive has executed this Release within less than such 21 day period, Executive acknowledges that his decision to so execute the Release was entirely voluntary and that he had the opportunity to consider this Release for the entire 21 day period. Executive and the Company acknowledge that for a period of 7 days from the date that Executive executes this Release (the “ Revocation Period “), he shall retain the right to revoke this Release by written notice that is received by the Company’s General Counsel before the end of such Revocation Period. Provided that this Release is not revoked pursuant to the preceding sentence, this Release shall become effective, binding, irrevocable and enforceable on the date immediately following the last day of the Revocation Period (the “ Effective Date “);

c.

in executing this Release, Executive does not rely and has not relied upon any representation or statement not set forth herein or in the Amendment and Transition Agreement made by the Company with regard to the subject matter, basis, or effect of this Release or otherwise;

d.

for the purpose of implementing a full and complete release and discharge of all Executive Claims against the Company Affiliated Group, Executive expressly acknowledges that this Release is intended to include in its effect, to the extent herein provided, all Executive Claims related to his employment or termination of employment with any of the Company Affiliated Group arising before the Effective Date, which Executive does not know or suspect to exist in his favor at the time of execution hereof, and that this Release contemplates the extinguishment of any such Executive Claim or Executive Claims. IN EXECUTING THIS RELEASE, THE EXECUTIVE EXPRESSLY REPRESENTS THAT HE IS DOING SO VOLUNTARILY AND OF HIS OWN FREE WILL AND THAT HE IS OF SOUND MIND AT THE TIME OF SAID EXECUTION; and

e.

Executive agrees that because this release specifically covers known and unknown claims, Executive waives his rights under Section 1542 of the California Civil Code, or under any comparable law of any other jurisdiction.  Section 1542 states:  “ A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor. “

(5)

This Release is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  Should any provision of this Release be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable. The parties agree that any suit, action, or proceeding arising out of or relating to this Release will be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California State court in the County of San Mateo) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this subparagraph 5 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

(6)

This Release constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior undertakings and agreements by the parties with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the parties.

This Release may be executed in counterparts and, upon delivery of counterparts which together show the execution by all parties hereto, will constitute one agreement which will inure to the benefit of and be binding upon the parties hereto.

[ SIGNATURE PAGE FOLLOWS ]

IN WITNESS WHEREOF, the parties hereto have caused this Mutual Release of Claims to be entered into as of the date set forth below.

Dan McCormick, an individual

Dated as of:
Dan McCormick

Shutterfly, Inc.

Dated as of:	By:
Name:
Title:

EXHIBIT B

MUTUAL NON-DISPARAGEMENT AGREEMENT

Pursuant to the terms of the Amendment Number 3 to Offer Letter, as may be amended from time to time (the “Amendment and Transition Agreement “), by and between Dan McCormick (“ Executive “) and Shutterfly, Inc. (the “ Company “), dated December 10, 2015, Executive and the Company agree to this Mutual Non-Disparagement Agreement (this “ Agreement “).  Any capitalized terms used herein but not defined herein will have the meanings ascribed to them in the Amendment and Transition Agreement.

WHEREAS, on [ •; ] the employment of Executive with the Company terminated (the “ Termination Date “).

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, Executive and the Company hereby agree to the following.

(1)

Following the Termination Date, Executive agrees to refrain from making any statements, or conveying information to third parties, about the Company or its officers or directors that would disparage, criticize, defame, slander, or ridicule in any way the image or reputation of the Company or any such officer, or the image or reputation of any director in any manner that relates to the director’s service as a director of the Company.

(2)

Following the Termination Date, the Company will, and agrees to cause its officers and any other person or entity speaking on behalf of the Company to, refrain from making any statements, or conveying information to third parties, about Executive that would disparage, criticize, defame, slander, or ridicule in any way the image or reputation of Executive.

(3)

The foregoing will not prohibit Executive or the Company from making disclosures or truthful statements required by law or by any court, arbitrator or governmental body.

(4)

The parties expressly (i) acknowledge that Executive or the Company may suffer damages as a result of Executive’s, on the one hand, or the Company’s, on the other hand, breach of this Agreement and (ii) agree that the prevailing party in connection with any enforcement of this Agreement will be entitled to attorneys’ fees and costs incurred by such party.

(5)

This Agreement is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable. The parties agree that any suit, action, or proceeding arising out of or relating to this Agreement will be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California State court in the County of San Mateo) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this subparagraph 6 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

(6)

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior undertakings and agreements by the parties with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the parties.

This Agreement may be executed in counterparts and, upon delivery of counterparts which together show the execution by all parties hereto, will constitute one agreement which will inure to the benefit of and be binding upon the parties hereto.

[ SIGNATURE PAGE FOLLOWS ]

IN WITNESS WHEREOF, the parties hereto have caused this Mutual Non-Disparagement Agreement to be entered into as of the date set forth below.

Dan McCormick, an individual

Dated as of:
Dan McCormick

Shutterfly, Inc.

Dated as of:	By:
Name:
Title: